UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2016

ARLINGTON ASSET INVESTMENT CORP.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	54-1873198 (IRS Employer Identification No.)	001-34374 (Commission File Number)

1001 Nineteenth Street North

Arlington, VA 22209
(Address of principal executive offices)

(703) 373-0200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 13, 2016, Arlington Asset Investment Corp. (the “Company”) issued an investor presentation (“Investor Presentation”). The Investor Presentation is available on the Company’s website at http://www.arlingtonasset.com and is also furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Arlington Asset Investment Corp. Investor Presentation, dated May 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLINGTON ASSET INVESTMENT CORP.
By:	/s/ Richard E. Konzmann
Name:	Richard E. Konzmann
Title:	Executive Vice President, Chief Financial Officer and Treasurer

Date: May 13, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Arlington Asset Investment Corp. Investor Presentation, dated May 2016